Exhibit 10.1

ZAIS GROUP HOLDINGS, INC.
EMPLOYEE

RESTRICTED STOCK UNITS AGREEMENT

Name of Participant:

No. of RSUs:

Grant Date:	December 30, 2016

Vesting Date:	March 17, 2017

This Employee Restricted Stock Units Agreement (this “Agreement”), dated as of the Grant Date first stated above, is delivered by ZAIS Group Holdings, Inc., a Delaware corporation (the “Company”), to the Participant named above (the “Participant”), who is an employee of ZAIS Group, LLC or a subsidiary of ZAIS Group, LLC (ZAIS Group, LLC and its subsidiaries are collectively referred to as “ZAIS Group”).

Recitals

A.       The Company has agreed to grant to the Participant, under the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan (the “Plan”), Restricted Stock Units (as defined under the Plan) (hereafter “RSUs”) as indicated above (the “Award”), subject to the terms and conditions hereof and the Plan.

B.       This Award has been approved under the terms of the Plan. A copy of the Plan can be reviewed at https://www.sec.gov/Archives/edgar/data/1562214/000114420415002477/v398719_defm14a.htm#t73PRO.

Agreement

NOW, THEREFORE, the parties hereby agree as follows:

1.       Definitions. Except as expressly indicated herein, defined terms used in this Agreement have the meanings set forth in the Plan.

2.       Grant of RSUs. Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Plan, the Company, as authorized by the Committee, hereby grants to the Participant the number of RSUs indicated above.

3.       Vesting and Forfeiture of RSUs.

(a)       Vesting of RSUs. The RSUs subject to this Award shall be subject to the restrictions contained in this Agreement and subject to forfeiture to the Company unless and until the RSUs have vested in accordance with the terms and conditions of this Agreement. Subject to the terms and conditions of this Agreement, the RSUs will vest in full on the Vesting Date indicated above or upon the Accelerated Vesting Date (as defined herein) provided the Participant remains in continuous service as an employee of ZAIS Group from the Grant Date until the respective Vesting Date or Accelerated Vesting Date (as defined in Section 3(b) below). Subject to the terms and conditions of this Agreement, the RSUs will vest in full on the Vesting Date provided the Participant remains in continuous service as an employee of ZAIS Group from the Grant Date until the Vesting Date.

(b)       Acceleration of Vesting. Notwithstanding the foregoing subparagraph (a), in the event that prior to the Vesting Date a Participant’s employment is terminated due to death (or in other circumstances determined by the Committee in its sole discretion), then all of the unvested RSUs will vest immediately upon the date such termination occurs, if any. The vesting date described in this Section 3(b) shall be referred to herein as the “Accelerated Vesting Date.”

(c)       Forfeiture. In the event, in any case prior to the Vesting Date, of (1) a termination of Participant’s employment other than under circumstances that would result in the Accelerated Vesting Date, (2) Participant attempting to sell, assign, transfer or otherwise dispose of, or mortgage, pledge or otherwise encumber any unvested RSUs or (3) any unvested RSUs becoming subject to attachment or any similar involuntary process, then such Participant’s unvested RSUs shall be forfeited by the Participant to the Company, and the Participant shall thereafter have no right, title or interest whatever in such RSUs.

(d)       Effect of Vesting; Issuance of Unrestricted Stock. The vested RSUs will be settled on the Vesting Date subject to the terms and conditions set forth in this Agreement, The Company upon settlement will issue to the Participant a certificate or electronically transfer by book-entry the number of shares of Common Stock of the Company equal to the number of vested RSUs which are to be settled, which shares of Common Stock shall be free of any transfer or other restrictions arising under this Agreement.

(e)       No Deferral Elections. A Participant may not elect to defer the issuance of shares later than March 17, 2017.

4.       Adjustment of RSUs. The number of RSUs subject to this Award will automatically adjust to prevent accretion, or to protect against dilution, in the event of a change to the Company’s Common Stock resulting from a recapitalization, stock split, consolidation, spin-off, reorganization, or liquidation or other similar transactions and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation as provided under Section 13 of the Plan.

5.       No Rights as a Stockholder. As of the Grant Date, the Participant shall have no rights as a stockholder of the Company with respect to the RSUs (including voting rights and the right to receive dividends and other distributions).

6.       Non-Transferability of Award. The RSUs shall not be assignable or transferable by the Participant. In addition, RSUs shall not be subject to attachment, execution or other similar process prior to vesting.

7.       No Right to Continued Employment. The granting of the Award shall not be construed as granting to the Participant any right to continued employment. The Participant acknowledges that his employment is “at will”, which affords the Participant and any member of the ZAIS Group the right to terminate the employment relationship at any time for any reason or no reason not otherwise prohibited by applicable law.

8.       Amendment of RSUs Award. The provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Participant, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall be construed as a waiver of such provisions or affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

9.       Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary at its executive offices and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll records of ZAIS Group. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

10.       Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

11.       Tax Consequences and Withholding. As of the Grant Date, or at any time thereafter as requested by the Company, the Participant hereby authorizes minimum required withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, the minimum sums required to be withheld to satisfy the federal, state, local and foreign tax withholding obligations, if any, of the Company ZAIS Group Parent, LLC (“ZGP”) or ZAIS Group, LLC, as applicable, which arise in connection with the Award. Unless the tax withholding obligations of the Company, ZGP or ZAIS Group, LLC, if any, are satisfied, the Company shall have no obligation to issue a certificate or book-entry transfer for such shares. The Participant acknowledges that he is solely responsible for paying all taxes attributable to this Award.

12.       Representations and Warranties of the Participant and the Company.

(a)       The Participant represents and warrants to the Company and ZAIS Group as follows:

(i)       This Agreement and the Plan constitute legal, valid and binding obligations of the Participant, enforceable against the Participant with their respective terms, and that the execution, delivery and performance of this Agreement by the Participant do not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Participant is a party or by which the Participant is bound or any judgment, order or decree to which the Participant is subject.

(ii)       The Participant has received all the information the Participant considers necessary in connection with the Participant’s execution of this Agreement, the Participant has had an adequate opportunity to ask questions and receive answers from the Company and the Participant’s independent counsel regarding the terms, conditions and limitations set forth in this Agreement and the business, properties, prospects and financial condition of the Company and its subsidiaries and to obtain additional information (to the extent the Company possesses such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Participant or to which the Participant had access.

(iii)       Neither the Company nor any of its Affiliates nor any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders or financial representatives) has provided any tax or legal advice to the Participant regarding this Agreement and the Participant has had an opportunity to receive sufficient tax and legal advice from advisors of the Participant’s own choosing such that the Participant is entering into this Agreement with full understanding of the tax and legal implications thereof.

(iv)       The delivery of the RSUs to me is in substitution of certain Class B-0 Units of ZGP that I elected to cancel.

(v)       The representations and warranties of the Participant set forth in this Agreement are true and correct.

(b)       The Company represents and warrants to the Participant that this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and that the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Company is a party or by which the Company is bound or any judgment, order or decree to which the Company is subject.

13.       Governing Plan Document. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award or this Agreement and those of the Plan, the provisions of the Plan shall control. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

14.       Applicable Law. The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the Laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise. Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party hereto with respect thereto. The parties hereto each agree that final judgment in any such suit, action or proceeding brought to trial in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

15.       Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement between the Company and the Participant with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Company and the Participant with respect to such subject matter other than those as set forth or provided for herein.

16.       Securities Matters. The Company shall not be required to deliver any shares of Common Stock, or any certificates therefore or book-entry transfer notation thereof, until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

17.       Clawback Provisions. This Award (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy.

18.       Successors and Permitted Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by and against the Participant and the Company and their successors, permitted assigns and representatives and in the case of the Participant, his or her estate, legal representatives and guardian. The rights and obligations of the Participant under this Agreement shall not be assignable.

19.       Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto and the estate, legal representative or guardian of any individual party hereto, any rights or remedies under or by reason of this Agreement.

20.       Headings; References; Interpretation. All Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Sections shall be deemed to be references to the Sections of this Agreement. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. The word “or” as used herein is not exclusive and shall be deemed to have the meaning “and/or”. Unless the context requires otherwise, all references herein to an agreement, instrument or other document shall be deemed to refer to such agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

21.       Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive the consummation of the transactions contemplated hereby and the termination of this Agreement.

22.       Specific Performance. The Participant and the Company acknowledge and agree that a breach of this Agreement by the Participant would cause irreparable harm to the Company and its subsidiaries, and that the damages relating to any such breach may be difficult to calculate. As such, the Company shall be entitled to pursue specific performance and other equitable relief, including an injunction to prevent a breach of this Agreement. The remedies described in this paragraph shall not be deemed to be the exclusive remedies available to the Company for a breach by the Participant of this Agreement, but shall be in addition to all other remedies available at law or equity.

23.       Gender and Plurals. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

24.       Counterparts. This Agreement may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

25.       Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

Signature Page to Follow

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date specified above.

ZAIS Group Holdings, Inc.,

By: ________________________________

The undersigned accepts the right to receive the RSUs or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

ACCEPTED AND AGREED TO:

______________________________________

Participant